UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

ABIOMED, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABIOMED RECOVERING HEARTS. SAVING LIVES. ABIOMED, INC. 22 CHERRY HILL DRIVE DANVERS, MA 01923 D88509-P73918-Z82482 Your Vote Counts! ABIOMED, INC. 2022 Annual Meeting To be held on August 10, 2022, 8:00 AM ET Vote by August 9, 2022 11:59 PM ET You invested in ABIOMED, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 10, 2022. Get informed before you vote View the Company’s 2022 Notice and Proxy Statement (including the form of proxy) and Annual Report (the “Proxy Materials”) online OR you can receive a free paper or email copy of the Proxy Materials by requesting prior to July 27, 2022. If you would like to request a copy of the Proxy Materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* August 10, 2022 8:00 A.M. ET In-person at: The Newbury Boston One Newbury Street Boston, MA 02116 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. 1. Election of the three Class III director nominees to serve a three-year term until the 2025 Annual Meeting of Stockholders. Nominees: 01) Michael R. Minogue For 02) Martin P. Sutter 03) Paula A. Johnson 2. Approval, by non-binding advisory vote, of the compensation of our named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the For fiscal year ending March 31, 2023. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D88510-P73918-Z82482